BEAR STEARNS FINANCIAL PRODUCTS INC.

383 MADISON AVENUE

NEW YORK, NEW YORK 10179

212-272-4009

DATE:	April 20, 2006

TO:

Wells Fargo Bank, N.A., not individually, but solely as Trustee of the Supplemental Interest Trust with respect to the MASTR Adjustable Rate Mortgages Trust 2006-OA1, Mortgage Pass-Through Certificates, Series 2006-OA1

ATTENTION:	Client Manager/MARM 2006-OA1

TELEPHONE:	410-884-2000
FACSIMILE:	410-715-2380

FROM:	Derivatives Documentation
TELEPHONE:	212-272-2711
FACSIMILE:	212-272-9857

SUBJECT:	Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER:	FXNEC8146

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the " Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and Wells Fargo Bank, N.A., not individually, but solely as Trustee of the Supplemental Interest Trust with respect to MASTR Adjustable Rate Mortgages Trust 2006-OA1, Mortgage Pass-Through Certificates, Series 2006-OA1 ("Counterparty") under the Pooling and Servicing Agreement, dated as of  March 1, 2006  among UBS Real Estate Securities Inc., as Transferor, Mortgage Asset Securitization Transactions, Inc., as Depositor, U.S. Bank National Association, as Trustee, Clayton Fixed Income Services, Inc f/k/a the Murray Hill Company, as Credit Risk Manager, and Wells Fargo Bank, N.A., as Master Servicer and Trustee (the “Pooling and Servicing Agreement”).  This letter agreement constitutes the sole and complete "Confirmation," as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a “Schedule” as referred to in the ISDA Form Master Agreement.

1.

This Agreement is subject to the 2000 ISDA Definitions (the “Definitions”), as published by the International Swaps and Derivatives Association, Inc. (“ISDA”).  You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency—Cross Border) form (the "ISDA Form Master Agreement") and instead, an ISDA Form Master Agreement shall be deemed to have been executed by you and us on the date we entered into the Transaction.  In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction.  Terms capitalized but not defined herein shall have the meanings attributed to them in the Pooling and Servicing Agreement.

2.

The terms of the particular Transaction to which this Confirmation relates are as follows:

Type of Transaction:

Rate Cap

Notional Amount:

With respect to any Calculation Period, the amount set forth for such period in Schedule I attached hereto.

Trade Date:

April 17, 2006

Effective Date:

February 25, 2009

Termination Date:

May 25, 2016, subject to adjustment in accordance with the Business Day Convention.

Fixed Amount (Premium):

Fixed Rate Payer:

Counterparty

Fixed Rate Payer

Payment Date:

April 20, 2006

Fixed Amount:

USD 2,750,000

Floating Amounts:

Floating Rate Payer:

BSFP

Cap Rate:

With respect to any Calculation Period, the rate set forth for such period in Schedule I attached hereto.

Floating Rate Payer

Period End Dates:

The 25th calendar day of each month during the Term of this Transaction, commencing March 25, 2009 and ending on the Termination Date, subject to adjustment in accordance with the Business Day Convention.

Floating Rate Payer

         Payment Dates:

Early Payment shall be applicable. The Floating Rate Payer Payment Date shall be two Business Days prior to each Floating Rate Payer Period End Date.

     Floating Rate Option:

USD-LIBOR-BBA, provided, however, that if the Floating Rate Option for any Calculation Period is greater than the Ceiling Rate (set forth in Schedule I attached hereto) then the Floating Rate Option for such Calculation Period shall be deemed to be the Ceiling Rate.

Floating Amount:

To be determined in accordance with the following formula:

Greater of (i) 250 * (Floating Rate Option - Cap Rate) * Notional Amount * Floating Rate Day Count Fraction; and (ii) zero.

Designated Maturity:

One month

Floating Rate Day

Count Fraction:

Actual/360

Reset Dates:

The first day of each Calculation Period.

Compounding:

Inapplicable

Business Days:

New York

Business Day Convention:

Following

3.

Additional Provisions:

Each party hereto is hereby advised and acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Confirmation relating to such Transaction, as applicable.  This paragraph  shall be deemed repeated on the trade date of each Transaction.

4.

Provisions Deemed Incorporated in a Schedule to the ISDA Form Master Agreement:

1)

The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2)  Termination Provisions. Notwithstanding the provisions of paragraph 9 below, for purposes of the ISDA Form Master Agreement:

(a)

"Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b)

“Breach of Agreement” provision of Section 5(a)(ii) will not apply to BSFP or Counterparty.

(c)

“Credit Support Default” provisions of Section 5(a)(iii) will not apply to Counterparty and will not apply to BSFP unless BSFP has obtained a guarantee or posted collateral pursuant to paragraph 16 below.

(d)

“Misrepresentation” provisions or Section 5(a)(iv) will not apply to BSFP or Counterparty.

(e)

"Specified Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) shall not apply to BSFP or Counterparty.

(f)

The "Cross Default" provisions of Section 5(a)(vi) will not apply to BSFP or to  Counterparty.

(g)

The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to BSFP or Counterparty.

(h)

The “Bankruptcy” provision of Section 5(a)(vii)(2) will be inapplicable to Counterparty.

(i)

The "Automatic Early Termination" provision of Section 6(a) will not apply to BSFP or to Counterparty.

(j)

Payments on Early Termination.  For the purpose of Section 6(e):

(i)

Market Quotation will apply.

(ii)

The Second Method will apply.

(k)

"Termination Currency" means United States Dollars.

3) Tax Representations.

(a) Payer Representations.  For the purpose of Section 3(e) of the ISDA Form Master Agreement, each of BSFP and the Counterparty will make the following representations:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of the ISDA Form Master Agreement) to be made by it to the other party under this Agreement.  In making this representation, it may rely on:

(i)

the accuracy of any representations made by the other party pursuant to Section 3(f) of the ISDA Form Master Agreement;

(ii)

the satisfaction of the agreement contained in Section 4(a)(iii) of the ISDA Form Master Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(iii) of the ISDA Form Master Agreement; and

(iii)

the satisfaction of the agreement of the other party contained in Section 4(d) of the ISDA Form Master Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) of the ISDA Form Master Agreement by reason of material prejudice to its legal or commercial position.

(b) Payee Representations. For the purpose of Section 3(f) of the ISDA Form Master Agreement, each of BSFP and the Counterparty make the following representations.

The following representation will apply to BSFP:

BSFP is a corporation organized under the laws of the State of Delaware and its U.S. taxpayer identification number is 13-3866307.

The following representation will apply to the Counterparty:

Counterparty represents that it is the Trustee of the Supplemental Interest Trust under the Pooling and Servicing Agreement.

4) [Reserved]

5) Documents to be Delivered. For the purpose of Section 4(a) of the ISDA Form Master Agreement:

(1)

Tax forms, documents, or certificates to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered
BSFP and the Counterparty

Any document required or reasonably requested to allow the other party to make payments under this Agreement without any deduction or withholding for or on the account of any Tax or with such deduction or withholding at a reduced rate

Promptly after the earlier of (i) reasonable demand by either party or (ii) learning that such form or document is required

(2)

Other documents to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered	Covered by Section 3(d) Representation
BSFP and the Counterparty

Any documents required by the receiving party to evidence the authority of the delivering party or its Credit Support Provider, if any, for it to execute and deliver this Agreement, any Confirmation , and any Credit Support Documents to which it is a party, and to evidence the authority of the delivering party or its Credit Support Provider to perform its obligations under this Agreement, such Confirmation and/or Credit Support Document, as the case may be

		Upon the execution and delivery of this Agreement and such Confirmation	Yes
BSFP and the Counterparty

A certificate of an authorized officer of the party, as to the incumbency and authority of the respective officers of the party signing this Agreement, any relevant Credit Support Document, or any  Confirmation, as the case may be

		Upon the execution and delivery of this Agreement and such Confirmation	Yes
Counterparty	An executed copy of the Pooling and Servicing Agreement.	The later of (i) 5 Business Days following receipt by Counterparty or (ii) 30 days after the date of this Agreement.	No

6)  Miscellaneous. Miscellaneous

(a)

Address for Notices:  For the purposes of Section 12(a) of the ISDA Form Master Agreement:

Address for notices or communications to BSFP:

Address:

383 Madison Avenue, New York, New York  10179

Attention:

DPC Manager

Facsimile:

(212) 272-5823

with a copy to:

Address:

One Metrotech Center North, Brooklyn, New York 11201

Attention:

Derivative Operations - 7th Floor

Facsimile:

(212) 272-1634

(For all purposes)

Address for notices or communications to the Counterparty:

Address:

Wells Fargo Bank, N.A.
9062 Old Annapolis Road

Columbia, Maryland 21045

Attention:

Client Manager – MARM 2006-OA1

Facsimile:

410-884-2380

Phone:

410-884-2000

(For all purposes)

(b)

Process Agent.  For the purpose of Section 13(c) of the ISDA Form Master Agreement:

BSFP appoints as its

Process Agent:

Not Applicable

The Counterparty appoints as its

Process Agent:

Not Applicable

(c)

Offices. The provisions of Section 10(a) of the ISDA Form Master Agreement will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of the ISDA Form Master Agreement, it shall not in future have any Office other than one in the United States.

(d)

Multibranch Party.  For the purpose of Section 10(c) of the ISDA Form Master Agreement:

BSFP is not a Multibranch Party.

The Counterparty is not a Multibranch Party.

(e)

Calculation Agent.  The Calculation Agent is BSFP.

(f)

Credit Support Document.

BSFP:  Not applicable, except for any guarantee or contingent agreement delivered pursuant to paragraph 16 below.

The Counterparty:

Not Applicable

(g)

Credit Support Provider.

BSFP:

Not Applicable for BSFP for so long as no Credit Support Document is delivered under paragraph 16 below, otherwise, the party that is the primary obligor under the Credit Support Document.

The Counterparty:

Not Applicable

(h)

Governing Law.

The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole without regard to the conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i)

Severability.

If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j)

Consent to Recording.

  Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k)

Waiver of Jury Trial.

Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(l) Transfer,  Amendment and Assignment. No transfer,  amendment, waiver, supplement, assignment or other modification of this  Agreement shall be permitted by either party unless each of Standard &  Poor’s Ratings Service, a division of The McGraw-Hill Companies, Inc.  (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) and Fitch Ratings  (“Fitch”), has been provided notice of the same and confirms in writing  (including by facsimile transmission) that it will not downgrade, qualify,  withdraw or otherwise modify its then-current rating of the  Certificates."

7) "Affiliate". Each of BSFP and Counterparty shall be deemed to not have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii) of the ISDA Form Master Agreement.

8)  Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

“(g)

Relationship Between Parties.

Each party represents to the other party on each date when it enters into a Transaction that:--

(1)  Nonreliance.  It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

(2) Evaluation and Understanding.

      (i)

BSFP is acting for its own account and Wells Fargo Bank, N.A., is acting as Trustee on behalf of the Supplemental Interest Trust under the Pooling and Servicing Agreement, and not for its own account. Each Party has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary.  It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction.  It has not received from the other party any assurance or guarantee as to the expected results of this Transaction.

(ii)

It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Transaction.  It is also capable of assuming, and assumes, the financial and other risks of this Transaction.

(iii) The other party is not acting as an agent or fiduciary or an advisor for it in respect of this Transaction.

(3) Purpose.  It is an “eligible swap participant” as such term is defined in Section 35.1(b)(2) of the regulations (17 C.F.R 35) promulgated under, and an “eligible contract participant” as defined in Section 1(a)(12) of, the Commodity Exchange Act, as amended, and it is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.”

9) Additional Provisions.  Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if Counterparty has satisfied its payment obligations under Section 2(a)(i) of the ISDA Form Master Agreement, then unless BSFP is required pursuant to appropriate proceedings to return to Counterparty or otherwise returns to Counterparty upon demand of Counterparty any portion of such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to Counterparty as the Defaulting Party and (b) BSFP shall be entitled to designate an Early Termination Event pursuant to Section 6 of the Agreement only as a result of a Termination Event set forth in either Section 5(b)(i) or Section 5(b)(ii) of the ISDA Form Master Agreement with respect to BSFP as the Affected Party.  For purposes of the Transaction to which this Agreement relates, Counterparty’s only obligation under Section 2(a)(i) of the ISDA Form Master Agreement is to pay the Fixed Amount on the Fixed Rate Payer Payment Date.

10)  Trustee Capacity.  It is expressly understood and agreed by the parties hereto that insofar as this Agreement is executed by the Wells Fargo Bank, N.A., as Trustee of the Supplemental Interest Trust (i) this Agreement is executed by Wells Fargo Bank, N.A., not in its individual capacity, but solely as Trustee of the Supplemental Interest Trust in the exercise of the powers and authority conferred upon and vested in it under the Pooling and Servicing Agreement (ii) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as a personal representation, undertaking or agreement by Wells Fargo Bank, N.A., but is made and intended for the purpose of binding only the Trust, (iii) nothing herein contained shall be construed as imposing any liability on Wells Fargo Bank, N.A. individually or personally, to perform any covenant either express or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, and (iv) under no circumstances shall Wells Fargo Bank, N.A. in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Agreement.

11)  Proceedings.  BSFP shall not institute against or cause any other person to institute against, or join any other person in instituting against, Mortgage Asset Securitization Transactions, Inc. or MASTR Adjustable Rate Mortgages Trust 2006-OA1, Mortgage Pass-Through Certificates, Series 2006-OA1, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy, dissolution or similar law, for a period of one year and one day (or, if longer, the applicable preference period) following indefeasible payment in full of the MASTR Adjustable Rate Mortgages Trust 2006-OA1, Mortgage Pass-Through Certificates, Series 2006-OA1 (“Certificates”).

12) Set-off.  Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-off set forth in Section 6(e) of the ISDA Form Master Agreement shall not apply for purposes of this Transaction.

13) Third party Beneficiary.  Not Applicable.

14) Additional Termination Events.

(1) If a Rating Agency Downgrade has occurred and BSFP has not  complied with Section 16 below, then an Additional Termination Event shall have occurred with respect to BSFP and BSFP shall be the sole Affected Party with respect to such an Additional Termination Event.

(2) Amendments to Pooling and Servicing Agreement.  Without the prior written consent of BSFP, Counterparty shall not consent to any amendment or supplemental agreement to the Pooling and Servicing Agreement if such amendment or supplemental agreement could reasonably be expected to have a material adverse effect on the interests of BSFP.  Counterparty will furnish to BSFP a copy of each proposed and each executed amendment or supplemental agreement and copies of any related Rating Agency confirmation therewith, if any. The failure by Counterparty to comply with the above shall constitute an Additional Termination Event hereunder, upon which Counterparty shall be the sole Affected Party and all Transactions hereunder shall be Affected Transactions.

15) Amendment to the ISDA Form.  The “Failure to Pay or Deliver” provision in Section 5(a)(i) of the ISDA Form Master Agreement is hereby amended by deleting the word “third” in the third line thereof and inserting the word “second” in place thereof.

16) Rating Agency Downgrade.  If a Ratings Event (as defined below) occurs with respect to BSFP, then BSFP shall, at its own expense, (i) assign this Transaction hereunder to a third party within thirty (30) days of such Ratings Event that meets or exceeds, or as to which any applicable credit support provider meets or exceeds, the Approved Ratings Thresholds (as defined below) and subject to Standard & Poor's Ratings Services, Inc.'s ("S&P") and Moody's Investors Service, Inc.'s ("Moody's") prior written confirmation that such assignment in the context of such downgrade will not result in a withdrawal, qualification or downgrade of the then current ratings assigned to the Certificates (the "Rating Agency Condition") or (ii) deliver collateral and an executed ISDA Credit Support Annex, within thirty (30) days of such Ratings Event and subject to satisfaction of the Rating Agency Condition.  For the avoidance of doubt, a downgrade of the rating on the Certificates could occur in the event that BSFP does not post sufficient collateral.  For purposes of this Transaction, a “Ratings Event” shall occur with respect to BSFP, if its long-term unsecured and unsubordinated debt rating ceases to be rated  at least “AA-” by  S&P, or any successor thereto, and at least “Aa3” and not on watch for downgrade by Moody’s, or any successor thereto such ratings being referred to herein as the “Approved Ratings Thresholds”, (unless, within 10 Business Days after such downgrade, each of Moody’s and S&P has reconfirmed the rating of the Certificates, which was in effect immediately prior to such withdrawal or downgrade). Notwithstanding the foregoing, in the event that BSFP’s long-term unsecured and unsubordinated debt rating is reduced or withdrawn below  “BBB-” by S&P, or its unsecured, short-term debt obligations is reduced or withdrawn below”A-3” by S&P then, BSFP shall, within 10 Business Days, at its own expense, subject to the Rating Agency Condition, either (i) secure another entity to replace BSFP as party to this Agreement that meets or exceeds the Approved Rating Thresholds on terms substantially similar to this Agreement or (ii) obtain a guaranty, of another person with the Approved Rating Thresholds, to honor, BSFP’s obligations under this Agreement.  Notwithstanding any of the above downgrades, unless and until BSFP transfers the Transaction to a replacement counterparty pursuant to the foregoing, BSFP will continue to perform its obligations under the Transaction.  BSFP’s failure to satisfy the foregoing shall constitute an Additional Termination Event as defined by Section 5(b)(v) of the ISDA Form Master Agreement, with BSFP as the sole Affected Party.

NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

5.

Account Details and

Settlement Information:

Payments to BSFP:

Citibank, N.A., New York

ABA Number: 021-0000-89, for the account of

Bear, Stearns Securities Corp.

Account Number: 0925-3186, for further credit to

Bear Stearns Financial Products Inc.

Sub-account  Number: 102-04654-1-3

Attention: Derivatives Department

Payments to Counterparty:

Wells Fargo Bank, N.A.

San Francisco, CA

ABA Number: 121-000-248

Account Number: 3970771416

Account Name: Corporate Trust Clearing

FFC: 50903802

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact Susan Donlon by telephone at 212-272-2364.  For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.

By:

/s/ Annie Manevitz

Name:  Annie Manevitz

Title:   Authorized Signatory

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

WELLS FARGO BANK, N.A., NOT INDIVIDUALLY, BUT SOLELY AS TRUSTEE OF THE SUPPLEMENTAL INTEREST TRUST WITH RESPECT TO THE MASTR ADJUSTABLE RATE MORTGAGES TRUST 2006-OA1, MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-OA1

By:

/s/ Graham Oglesby

         Name:  Graham Oglesby

Title:  Assistant Vice President

am

SCHEDULE I

(all such dates subject to adjustment in accordance with the Business Day Convention)

From and including	To but excluding	Notional Amount (USD)	Cap Rate (%)	Ceiling Rate (%)
Effective Date	3/25/2009	3,359,289.16	6.94%	7.71%
3/25/2009	4/25/2009	3,288,449.31	6.94%	7.71%
4/25/2009	5/25/2009	3,218,790.36	6.94%	7.69%
5/25/2009	6/25/2009	3,150,539.44	6.94%	7.68%
6/25/2009	7/25/2009	3,083,764.87	6.94%	7.67%
7/25/2009	8/25/2009	3,018,434.11	6.94%	7.65%
8/25/2009	9/25/2009	2,954,515.46	6.94%	7.63%
9/25/2009	10/25/2009	2,891,977.76	6.94%	7.61%
10/25/2009	11/25/2009	2,830,785.51	6.94%	7.57%
11/25/2009	12/25/2009	2,753,367.97	6.94%	7.53%
12/25/2009	1/25/2010	2,695,151.11	6.94%	7.48%
1/25/2010	2/25/2010	2,638,083.05	6.94%	7.43%
2/25/2010	3/25/2010	2,581,310.48	6.94%	7.38%
3/25/2010	4/25/2010	2,525,560.79	6.94%	7.32%
4/25/2010	5/25/2010	2,469,179.52	6.94%	7.26%
5/25/2010	6/25/2010	2,412,591.70	6.94%	7.19%
6/25/2010	7/25/2010	2,357,012.06	6.94%	7.11%
7/25/2010	8/25/2010	2,302,705.37	6.94%	7.03%
8/25/2010	9/25/2010	3,146,675.92	6.94%	6.94%
9/25/2010	10/25/2010	1,398,661.93	6.94%	6.94%
10/25/2010	11/25/2010	1,365,404.85	6.94%	6.94%
11/25/2010	12/25/2010	1,332,739.46	6.94%	6.94%
12/25/2010	1/25/2011	1,300,826.97	6.94%	6.94%
1/25/2011	2/25/2011	1,269,606.27	6.94%	6.94%
2/25/2011	3/25/2011	1,238,820.49	6.94%	6.94%
3/25/2011	4/25/2011	1,208,776.38	6.94%	6.94%
4/25/2011	5/25/2011	1,179,342.76	6.94%	6.94%
5/25/2011	6/25/2011	1,150,473.98	6.94%	6.94%
6/25/2011	7/25/2011	1,122,304.25	6.94%	6.94%
7/25/2011	8/25/2011	1,094,750.95	6.94%	6.94%
8/25/2011	9/25/2011	1,067,867.32	6.94%	6.94%
9/25/2011	10/25/2011	1,041,637.17	6.94%	6.94%
10/25/2011	11/25/2011	1,016,044.78	6.94%	6.94%
11/25/2011	12/25/2011	1,982,149.46	6.91%	7.30%
12/25/2011	1/25/2012	1,933,346.62	6.91%	7.38%
1/25/2012	2/25/2012	1,885,732.30	6.91%	7.45%
2/25/2012	3/25/2012	1,839,254.36	6.91%	7.52%
3/25/2012	4/25/2012	1,793,902.34	6.91%	7.60%
4/25/2012	5/25/2012	1,749,646.11	6.91%	7.71%
5/25/2012	6/25/2012	1,706,468.25	6.91%	7.82%
6/25/2012	7/25/2012	1,664,343.59	6.91%	7.94%
7/25/2012	8/25/2012	1,623,246.62	6.91%	8.04%
8/25/2012	9/25/2012	1,583,152.51	6.91%	8.14%
9/25/2012	10/25/2012	1,544,036.99	6.91%	8.23%
10/25/2012	11/25/2012	1,505,876.33	6.91%	8.31%
11/25/2012	12/25/2012	1,468,647.46	6.91%	8.41%
12/25/2012	1/25/2013	1,432,327.76	6.91%	8.50%
1/25/2013	2/25/2013	1,396,895.31	6.91%	8.56%
2/25/2013	3/25/2013	1,362,328.53	6.91%	8.62%
3/25/2013	4/25/2013	1,328,606.49	6.91%	8.69%
4/25/2013	5/25/2013	1,295,705.72	6.91%	8.74%
5/25/2013	6/25/2013	1,263,608.61	6.91%	8.79%
6/25/2013	7/25/2013	1,232,296.47	6.91%	8.83%
7/25/2013	8/25/2013	1,201,750.27	6.91%	8.85%
8/25/2013	9/25/2013	1,171,951.40	6.91%	8.88%
9/25/2013	10/25/2013	1,142,881.81	6.91%	8.90%
10/25/2013	11/25/2013	1,114,523.76	6.91%	8.89%
11/25/2013	12/25/2013	1,086,860.04	6.91%	8.90%
12/25/2013	1/25/2014	1,059,873.76	6.91%	8.90%
1/25/2014	2/25/2014	1,033,548.49	6.91%	8.88%
2/25/2014	3/25/2014	1,007,868.23	6.91%	8.86%
3/25/2014	4/25/2014	982,817.28	6.91%	8.84%
4/25/2014	5/25/2014	958,377.95	6.91%	8.81%
5/25/2014	6/25/2014	934,537.25	6.91%	8.77%
6/25/2014	7/25/2014	911,281.30	6.91%	8.72%
7/25/2014	8/25/2014	888,595.83	6.91%	8.68%
8/25/2014	9/25/2014	866,467.05	6.91%	8.63%
9/25/2014	10/25/2014	422,436.95	4.05%	4.85%
10/25/2014	11/25/2014	411,905.48	4.05%	4.85%
11/25/2014	12/25/2014	401,632.71	4.05%	4.85%
12/25/2014	1/25/2015	391,612.32	4.05%	4.85%
1/25/2015	2/25/2015	381,838.19	4.05%	4.85%
2/25/2015	3/25/2015	372,304.31	4.05%	4.85%
3/25/2015	4/25/2015	363,004.85	4.05%	4.85%
4/25/2015	5/25/2015	353,933.85	4.05%	4.85%
5/25/2015	6/25/2015	345,089.53	4.05%	4.85%
6/25/2015	7/25/2015	336,466.21	4.05%	4.85%
7/25/2015	8/25/2015	328,058.38	4.05%	4.85%
8/25/2015	9/25/2015	319,860.65	4.05%	4.85%
9/25/2015	10/25/2015	311,867.77	4.05%	4.85%
10/25/2015	11/25/2015	304,074.62	4.05%	4.85%
11/25/2015	12/25/2015	296,476.21	4.05%	4.85%
12/25/2015	1/25/2016	289,067.67	4.05%	4.85%
1/25/2016	2/25/2016	281,844.26	4.05%	4.85%
2/25/2016	3/25/2016	274,801.36	4.05%	4.85%
3/25/2016	4/25/2016	267,934.45	4.05%	4.85%
4/25/2016	Termination Date	261,239.13	4.05%	4.85%